UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2010
DENBURY RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12935	20-0467835

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5100 Tennyson Parkway, Suite 1200, Plano, Texas	75024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 673-2000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 13, 2010, Denbury Resources Inc. (“Denbury”) amended its existing Credit Agreement, dated as of March 9, 2010 (the “Credit Agreement”), among Denbury, as Borrower, the financial institutions listed on Schedule 1.1 thereto, as Banks, JPMorgan Chase Bank, N.A., as Administrative Agent, Banc of America Securities LLC, as Syndication Agent, and BNP Paribas, The Bank of Nova Scotia, and Credit Suisse Securities (USA) LLC, as Co-Documentation Agents.
     The amendment (the “First Amendment”) was entered into in order to:
(a)	amend certain terms of the Credit Agreement to:
(i)	permit Denbury’s sale of certain oil and natural gas properties and related assets, primarily located in the Permian Basin in West Texas and southeastern New Mexico; the Mid-continent area, which includes the Anadarko Basin in Oklahoma, Texas, and Kansas; and the East Texas Basin to Quantum Resources Management, LLC (the “Quantum Sale”);

(ii)	expressly permit a future sale by Denbury and its restricted subsidiaries of existing assets located in the natural gas field commonly referred to as the Haynesville Shale; and

(iii)	make certain other changes thereto as more specifically described therein; and
(b)	provide a limited waiver of any Temporary Gas Hedging Noncompliance (as defined in the First Amendment) that may occur during the period commencing on the effective date of the Quantum Sale and continuing through and including December 31, 2010.
     This Current Report on Form 8-K contains only a summary of the First Amendment. The summary does not purport to be a complete summary of the First Amendment and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
     JPMorgan Chase Bank, N.A., the other lenders under the Credit Agreement, and their affiliates or predecessors have in the past performed, and may in the future from time to time perform, investment banking, advisory, general financial, and commercial services for Denbury and its subsidiaries for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
10.1	First Amendment to Credit Agreement, dated as of May 13, 2010, among Denbury Resources Inc., as Borrower, the financial institutions listed on Schedule 1.1 thereto, as Banks, JPMorgan Chase Bank, N.A., as Administrative Agent, Banc of America Securities LLC, as Syndication Agent, and BNP Paribas, The Bank of Nova Scotia, and Credit Suisse Securities (USA) LLC, as Co-Documentation Agents.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENBURY RESOURCES INC.
Date: May 19, 2010	By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of May 13, 2010, among Denbury Resources Inc., as Borrower, the financial institutions listed on Schedule 1.1 thereto, as Banks, JPMorgan Chase Bank, N.A., as Administrative Agent, Banc of America Securities LLC, as Syndication Agent, and BNP Paribas, The Bank of Nova Scotia, and Credit Suisse Securities (USA) LLC, as Co-Documentation Agents.